EXHIBIT 10.3(d)

STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT (the “Agreement”) is entered into as of this 20th day of June, 2005 (the “Effective Date”), by and between Prentis B. Tomlinson, Jr., a resident of the State of Virginia (“Seller”), and Tony C. Jones, an individual residing at 4707 88th Street, Lubbock, Texas 79423 (the “Purchaser”).

RECITALS:

WHEREAS, the Purchaser desires to purchase, and the Seller desires to sell,  fifty-one thousand three hundred and fifty (51,350) shares of common stock, par value $0.001 per share (the “Common Stock”), of Particle Drilling Technologies, Inc., a Nevada corporation (the “Corporation”), upon the terms and subject to the conditions set forth herein;

WHEREAS,  the Seller desires to purchase and the Purchaser desires to sell, fifty-four thousand five hundred (54,500) shares of common stock, par value $0.001 per share of PSI Distribution Company Incorporated, a Texas Corporation, upon the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the premises, the terms and conditions set forth herein, the mutual benefits to be gained by the performance hereof and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

SALE AND PURCHASE

Section 1.1                                      Sale of Stock.  Upon the terms set forth herein, the Seller shall sell, transfer, assign and convey to the Purchaser, fifty-one thousand three hundred and fifty (51,350) shares of Common Stock owned by the Seller.  Such shares of Common Stock shall be transferred by the Seller free and clear of all liens, claims and encumbrances.  The Purchaser shall sell, transfer, assign and convey to the Seller as soon as practical fifty-four thousand five hundred (54,500) shares of common stock owned by Purchaser in PSI Distribution Company Incorporated.  Such shares of Common Stock shall be transferred by the Purchaser free and clear of all liens, claims and encumbrances.

Section 1.2                                      Purchase Price.  In consideration of the Seller’s sale, transfer, assignment and conveyance of the Common Stock to Purchaser and the Purchaser’s sale, transfer, assignment and conveyance of common stock of PSI Distribution Company Incorporated in accordance with this Agreement, the Purchaser shall transfer to Seller fifty-four thousand five hundred (54,500) shares of common stock owned by Purchaser in PSI Distribution Company Incorporated and pay to the Seller  Seventy Thousand Dollars ($70,000), payable in cash or wire transfer upon execution of this

Agreement.  Such price paid by Purchaser to Seller is deemed to be $2.00 per share of Common Stock of the Corporation.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF THE SELLER

The Seller represents and warrants that as of the date of this Agreement, the following is true and correct:

Section 2.1                                      Status of the Common Stock.  The Seller represents and warrants that the Common Stock has been validly issued, fully paid and is nonassessable, and is free of preemptive rights of any other person.

Section 2.2                                      Power; Approval of the Transaction.    This Agreement, when executed and delivered by the Seller, will constitute the legal, valid and binding obligation of the Seller, enforceable against him in accordance with its terms, except as that enforceability may be (i) limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally, and (ii) subject to general principles of equity (regardless of whether that enforceability is considered in a proceeding in equity or at law).

Section 2.3                                      No Conflicts.  The execution, delivery and performance of this Agreement and any other related agreements in accordance with their respective terms, does not and will not (a) breach or constitute a default under any agreement or instrument to which the Seller is a party or by which either party or the Common Stock is bound, or (b) result in the creation or imposition of, or afford any person the right to obtain, any lien upon any of the Common Stock.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

The Purchaser represents and warrants that as of the date of this Agreement, the following is true and correct:

Section 3.1                                      Authorizations.  All action necessary on the part of the Purchaser necessary for the authorization, execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated herein, has been taken.  The Purchaser has full power and authority to enter into this Agreement, and this Agreement constitutes the valid and legally binding obligation of the Purchaser, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

Section 3.2                                      No Conflicts.  The execution, delivery and performance of this Agreement and any other related agreements in accordance with their respective terms, does not and will not (a) breach or constitute a default under any agreement or instrument to which the Purchaser is a party or by which the Purchaser is bound, or (b) result in the creation or imposition of, or afford any person the right to obtain, any lien upon any shares of Common Stock purchased by the Purchaser pursuant to this Agreement.

Section 3.3                                      Purchase Entirely for Own Account. This Agreement is made with the Purchaser in reliance upon the Purchaser’s representations in this Agreement, which by such Purchaser’s execution of this Agreement the Purchaser hereby confirms, that the Common Stock  to be acquired by the Purchaser will be acquired for investment for the Purchaser’s own account and not with a view to the resale or distribution of any part thereof in violation of applicable securities laws, and that the Purchaser has no present intention of selling, granting any participation in or otherwise distributing the Common Stock in violation of applicable securities laws.  By executing this Agreement, the Purchaser further represents that the Purchaser does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person in violation of applicable securities laws, with respect to any of the Common Stock.

Section 3.4                                      Disclosure of Information.  The Purchaser has relied on its own examination of the Corporation, including the merits and risks involved in making an investment decision with respect to the Common Stock.  Such Purchaser believes it has received all information it considers necessary or appropriate for deciding whether to purchase the shares of Common Stock.  The Purchaser further represents that it has (i) had an opportunity to review the public filings of the Corporation on the EDGAR system available through the SEC’s website, (ii) been furnished with all information regarding the Corporation through the public filings that the Purchaser has requested or desired to know and had an opportunity to ask questions and receive answers from the Corporation regarding the business, properties, prospects and financial condition of the Corporation, and (iii) understands that the Seller is not an officer or director of the Corporation and that the Seller does not have access to information about the Corporation in addition to the information available in the public filings of the Corporation.

Section 3.5                                      Investment Experience.  The Purchaser is an “accredited investor” as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), and was not organized for the purpose of acquiring any of the shares of Common Stock.  The Purchaser’s financial condition is such that it is able to bear the risk of holding the shares of Common Stock for an indefinite period of time and the risk of loss of its entire investment. The Purchaser has sufficient knowledge and experience in investing in companies similar to the Corporation so as to be able to evaluate the risks and merits of its investment in the Corporation.  The Purchaser fully understands that the shares of Common Stock are speculative investments which involve a high degree of risk of loss of the Purchaser’s entire investment.

Section 3.6                                      Restricted Securities.  The Purchaser understands that the shares of Common Stock it is purchasing have not been registered under the Securities Act and that the shares of

Common Stock are characterized as “restricted securities” under the federal and state securities laws inasmuch as they are being acquired from the Seller in a transaction not involving a public offering, and that under such laws and applicable regulations the shares of Common Stock may not be resold without registration under the Securities Act except in certain limited circumstances.  In this connection, the Purchaser represents that it is familiar with Rule 144 promulgated under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act, including without limitation the Rule 144 condition that current information about the Corporation be available to the public, and that pursuant to Rule 144, the Purchaser will be required to hold the Common Stock for a period of at least one (1) year, and thereafter be subject to the volume limitations on resale of Rule 144.  The Purchaser understands that no federal or state agency has passed upon or made any recommendation or endorsement of an investment in the shares of Common Stock.

ARTICLE III

COVENANTS

Section 4.1                                      Tax Matters.  The Purchaser will be liable for all sales, transfer and stamp taxes imposed on it on account of the sale, transfer, assignment and conveyance of the Common Stock.

Section 4.2                                      Further Assurances; Certain Actions.  The Seller agrees that from time to time after the date hereof it will (a) execute, deliver and acknowledge such further bills of sale, endorsements, assignments and other good and sufficient instruments of sale, transfer, assignment and conveyance and such further consents, certifications, affidavits and assurances as the Purchaser may reasonably request in order to vest in the Purchaser all right, title and interest in the Common Stock or otherwise to consummate and make effective the transactions contemplated by this Agreement, and (b) take, or cause to be taken, all actions and do, or cause to be done, all such things as the Purchaser may reasonably request in order to put the Purchaser in actual possession of the Common Stock or otherwise to accomplish the purposes of this Agreement.

Section 4.3                                      Transfer Agent.  The Seller and the Purchaser hereby irrevocably authorize and instruct the Corporation to enter the assignment and transfer of the shares of Common Stock subject to this Agreement from the Seller to the Purchaser on the stock transfer records of the Corporation at any time on or after the Effective Date.

Section 4.4                                      Further Limitations on Disposition.   Without in any way limiting the representations set forth above, the Purchaser further agrees not to make any disposition of all or any portion of the Common Stock unless:

(i)  There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

(ii)  The Purchaser shall have notified the Corporation, of the proposed disposition and shall have furnished the Corporation with a detailed statement of the circumstances surrounding the proposed disposition, and if reasonably requested by the Corporation, the Purchaser shall have furnished the Corporation with an opinion of counsel, reasonably satisfactory to the Corporation, that such disposition will not require registration of such shares under the Securities Act.

(ii)  Notwithstanding the provisions of Subparagraphs (i) and (ii) of this Section 4.4, no such registration statement or opinion of counsel shall be necessary for a transfer by the Purchaser to any affiliate or limited or general partner of the Purchaser, if the transferee agrees in writing to be subject to the terms hereof to the same extent as if such transferee were the original Purchaser hereunder.

Section 4.5                                      Legends.  It is understood that any certificates evidencing the Common Stock must bear the legend in substantially the form set forth below (until such legend is properly removed):

“These securities have not been registered under the Securities Act of 1933, as amended.  They may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the securities under such Act or an applicable exemption therefrom.”

ARTICLE V

MISCELLANEOUS

Section 5.1                                      Expenses.  Except as expressly provided herein, each party to this Agreement will bear their respective legal, accounting and other expenses in connection with this Agreement and the transactions contemplated hereby.

Section 5.2                                      Notices.  All notices, requests and other communications given hereunder shall be in writing (including facsimile transmission or any similar writing) and shall be effective when received.  Notices to the parties shall be addressed as follows:

if to the Purchaser, to:

Tony C. Jones

4207 88th Street

Lubbock, TX 79423

if to the Seller, to:

Prentis B. Tomlinson, Jr.

1825 I Street NW, Suite 400

Washington, D.C. 20006

Section 5.3                                      Amendment; Waiver.  The terms and provisions of this Agreement may be modified or amended only by a written instrument executed by each of the parties hereto, and compliance with any term or provision hereof may be waived only by a written instrument executed by each party entitled to the benefits of the same.  Except as expressly provided herein, no failure to exercise any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege granted hereunder.

Section 5.4                                      Entire Agreement.  This Agreement and any related agreements constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior written or oral agreements and understandings and all contemporaneous oral agreements and understandings among the parties or any of them with respect to the subject matter hereof.

Section 5.5                                      Severability.  In the event any term or provision contained herein is found to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining terms and provisions hereof, which shall remain in full force and effect, and the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties to the fullest extent possible.

Section 5.6                                      Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Texas (without regard to any conflicts of law principles that would require or permit the application of the laws of any other state or jurisdiction).

Section 5.7                                      Counterparts.  The parties may sign this Agreement in counterparts, each of which shall be an original, but all of which together shall constitute one original.

Section 5.8                                      Third Party Beneficiary.  The parties hereto intend that the Corporation is a third party beneficiary of this Agreement and the Corporation is entitled to rely upon the representations, warranties and covenants of the parties to this Agreement.

EXECUTED, by the undersigned, as of the date first written above.

SELLER

By:	/s/ Prentis B. Tomlinson, Jr.
Prentis B. Tomlinson, Jr.

PURCHASER

By:	/s/ Tony C. Jones
Tony C. Jones